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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 27, 2003



                             ROUGE INDUSTRIES, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         001-12852                                      38-3340770
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   (Commission File Number)                 (I.R.S. Employer Identification No.)

3001 MILLER ROAD, P.O. BOX 1699, DEARBORN, MI                48121-1699
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  (Address of Principal Executive Offices)                   (Zip Code)

                                  313-317-8900
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Rouge Industries, Inc. issued a press release on October 27, 2003 responding to recent market activity in its common stock.

         A copy of the press release is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

EXHIBIT NO.           EXHIBIT
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99.1                  Press release dated October 27, 2003.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 27, 2003                    ROUGE INDUSTRIES, INC.


                                           By: /s/ Gary P. Latendresse
                                               ---------------------------
                                                   Gary P. Latendresse
                                                   Vice Chairman &
                                                   Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.           DESCRIPTION
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99.1                  Press release of the Company dated October 27, 2003.



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